Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of this 31st day of May 2024, is made by and between UNIV, Ltd. (the “Debtor”), with an address at Galgalei ha-Plada St. 16 Herzliya, and Frankly Media LLC (the “Secured Party”), with an address at 2110 Powers Ferry Road SE, Suite 450, Atlanta, GA 30339

Under the terms hereof, the Secured Party desires to obtain and the Debtor desires to grant the Secured Party security for the Obligations (as hereinafter defined).

NOW, THEREFORE, the Debtor and the Secured Party, intending to be legally bound, hereby agree as follows:

1. Definitions.

(a) “Collateral” shall include all of the Debtor’s tangible real and personal property, fixtures, leasehold improvements, trade fixtures, equipment, customer agreements, and other property owned by the Debtor on the attached list of property annexed as Exhibit A (the “Personal Property”); all general intangibles relating to or arising from the Personal Property, all cash and non-cash proceeds (including insurance proceeds) of the Personal Property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

(b) “Asset Purchase Agreement” means the Asset Purchase Agreement and accompanying Promissory Note entered into between Frankly Media LLC seller and UNIV, Ltd., as of May31, 2024.

(c) “Obligations” means all liabilities, obligations and duties owing from the Debtor to the Secured Party under the Secured Promissory Note whether absolute or contingent, now existing or hereafter arising, and all costs and expenses of the Secured Party incurred in the enforcement thereof and collection thereunder, including reasonable attorneys’ fees and expenses.

(f) “UCC” means the Uniform Commercial Code, or equivalent as adopted and enacted and as in effect from time to time in any applicable jurisdiction . Terms used herein which are defined in the Florida UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

2. Grant of Security Interest. To secure the Obligations, the Debtor hereby assigns and grants to the Secured Party, as secured party, a continuing lien on and first priority security interest in the Collateral. This Agreement, and the security interests granted hereunder, will terminate on the date that all amounts payable to the Secured Party under the Asset Purchase Agreement have been paid to the Secured Party. Upon such termination, the Secured Party will provide reasonable assistance in terminating any liens or financing statements filed hereunder.

3. Change in Name or Locations. The Debtor hereby agrees that if it changes its principal address from the address set forth above, or if the Debtor changes its name or form or jurisdiction of organization, or establishes a name in which it may do business, the Debtor will immediately notify the Secured Party in writing of such changes.

4. Representations and Warranties. The Debtor represents, warrants and covenants to the Secured Party that: (a) the Debtor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Secured Party created by this Agreement; (b) except as may occur in the ordinary course of business or as herein provided, the Debtor will not hereafter without the Secured Party’s prior written consent sell or otherwise dispose of any of the Collateral; (c) except for purchase money security interests in equipment or other financings of equipment used in the ordinary course of the Debtor’s business, the Debtor will not hereafter without the Secured Party’s prior written consent pledge, encumber, or assign any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Secured Party and (d) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

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5. Debtor’s Covenants. The Debtor covenants that it shall:

(a) from time to time and at all reasonable times allow the Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, wherever located. The Debtor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may reasonably require to vest in and assure to the Secured Party its rights hereunder and in or to the Collateral (provided that in the absence of an uncured Event of Default, the Secured Party shall not be entitled to possession or control of Collateral) and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees;

(b) keep the Collateral in good order and repair at all times and immediately notify the Secured Party of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

(d) have and maintain insurance at all times with respect to Collateral in such form, and amount that is reasonably consistent with Debtor’s past practices. Upon the Secured Party’s demand, the Debtor shall furnish the Secured Party with evidence of insurance as the Secured Party may require.

6. Negative Pledge; No Transfer. Except as otherwise provided herein, the Debtor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Further Assurances. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Debtor is an organization, the type of organization and (ii) any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request.

8. Event of Default. The Debtor shall, at the Secured Party’s option, be in default under this Agreement upon the happening of the following events or condition (an “Event of Default”): a failure of Debtor to perform its obligations under the Asset Purchase Agreement that remains uncured for a period of thirty (30) days following notice thereof from the Secured Party.

9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Secured Party’s remedies include, but are not limited to, to the extent permitted by law, the right to (a) peaceably by its own means or with judicial assistance enter the Debtor’s premises and take possession of the Collateral without prior notice to the Debtor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Debtor’s premises, and (d) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Debtor at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party’s reasonable attorney’s fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Debtor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

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10. Payment of Expenses. At its option, the Secured Party may, but is not required to: discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party’s address set forth above or to such other address as any party may give to the other in writing for such purpose.

12. Preservation of Rights. No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power. The Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

13. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor therefrom will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that, except in connection with a merger or sale of substantially all of Debtor’s assets, the Debtor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

18. Interpretation. In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one Debtor, the obligations of such persons or entities will be joint and several.

19. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State of Florida. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Florida , except that the laws of the State where any Collateral is located, if different, shall govern the creation, perfection and foreclosure of the liens created hereunder on such property or any interest therein. The Secured Party and the Debtor agree that the venue provided above is the most convenient forum for both the Secured Party and the Debtor. The parties waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

20. WAIVER OF JURY TRIAL. EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS)

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first above written.

UNIV, Ltd.

Per:
Authorized Signatory
Name:
Title:

Acknowledged and accepted by the Secured Party as of the day and date first above written.

Frankly Media LLC

Per:
Authorized Signatory
Name:
Title:

Exhibit A

Platform:

●	Frankly Producer CMS platform and components: Express Web, Legacy Mobile & OTT Apps, Premium Feeds, Solr Search Services, SCI (Content Ingestion) Service, Feed API, CMS API, Weather Services/API, AMS (Application Management System), CMS DB (Database), Producer (ASP, .NET, Story Editor)
●	Vendor-hosted infrastructure and applications (as described in Vendor list below)
●	Data Center infrastructure and hardware :

Hostname	Type	OEM	Model	Serial/Service Tag
10g-sw1	Network	Cisco	4500x	JAE204000P9
10g-sw2	Network	Cisco	4500x	JAE190604PN
DQS-sw1	Network	Cisco	3650	FDO2111E0CJ
DQS-sw2	Network	Cisco	3650	FDO2050E11Q

CMPSAN1	Storage	Compellent	SC4020, 2x SC220	3BLS132
fc-sw1	Storage	Brocade	300	6PBHXP1
fc-sw2	Storage	Brocade	300	3NBHXP1
fc-sw3	Storage	Brocade	300	BRCALJ2524G0G4
fc-sw4	Storage	Brocade	300	BRCALJ2521J12N

VS1	Server	Dell	R720	46X36X1
VS2	Server	Dell	R720	66X36X1
VS3	Server	Dell	R720	56X36X1
VS4	Server	Dell	R720	60Y0M02
VS5	Server	Dell	R720	DCBFY12
VS6	Server	Dell	R720	DBHGY12
PDB1	Server	Dell	R720	FSXM9Z1
PDB2	Server	Dell	R720	2TG8XV1
VS9	Server	Dell	R720	JTR5XV1
ESX1	Server	Dell	R730xd	FRMMXG2
ESX2	Server	Dell	R730xd	4RFGJB2
ESX3	Server	Dell	R730xd	4RH7JB2
ESX4	Server	Dell	R730xd	4R3CJB2
ESX5	Server	Dell	R730xd	4R8CJB2
ESX6	Server	Dell	R730xd	GP7FXG2

Backup1	Server	Dell	R730xd	91HQHH2
DevESX1	Server	Dell	R730	15QKFB2
DevESX2	Server	Dell	R730	JWQB082
DevESX3	Server	Dell	R720	JYJ8XV1
DevESX4	Server	Dell	R720	JYJ8JQ1

PDU1	Power	APC	AP8941	ZA1032013885
PDU2	Power	APC	AP8941	ZA1032013864
PDU3	Power	APC	AP8941	5A1502E05354
PDU4	Power	APC	AP8941	ZA1032005895
KVM1	KVM	Dell	KMM FPM185

Backup-Main	Server	Dell	R510	2W4J05J

Domains:

frankly.media

franklychat.com

franklyinc.com

franklyinc.net

franklyinc.tv

franklyinc.us

franklymedia.com

franklymedia.net

worldnow.com

worldnow.tv

Website:

●	None

Intellectual Property:

●	“franklyinc” GitHub account, including core code repositories:

●	frankly-platform - Express Web
●	frankly-sci-service - SCI
●	frankly-cx-calypso (AMS / Story Edit/etc) Frankly’s next generation content management system
●	frankly-weather-services - Frankly Weather Service
●	frankly-worldnow-core - Producer .NET/ASP
●	frankly-parse-server - Parse Server for AMS

●	“franklyinc” BitBucket account, including core code repositories: legacy-web - Legacy web front end (prior to Express Web).

●	Existing technical documentation from GameSquare Confluence/Wiki under spaces: AMS, CMS, WEB, SERV. Wiki documentation will be provided as an exported file in Buyer’s format of choice (HTML, PDF, or Confluence-compatible XML)

●	Existing API Documentation stored at: https://drive.google.com/drive/u/0/folders/1m6uf-WiGzh3iqjh2Toh3dVRYDFiTDyUJ
●	All registered and unregistered trademarks, tradenames and service marks used by Seller in connection with the Platform business, including “FRANKLY” and “FRANKLY MEDIA”, all internet Domains listed above used by Frankly in connection with its Platform business.

Customers Contracts:

American Spirit Media, LLC

●	Service Order – Advertising Services dated October 1, 2029, between American Spirit Media, LLC and Frankly Media LLC

Bahakel Communications Ltd.

●	Streaming and Advertising Agreement dated June 2020, between Bahakel Communications and Frankly Media LLC d/b/a Engine Media
●	Extension Amendment dated December 7, 2022, between Bahakel Communications and Frankly Media LLC d/b/a Engine Media

Barrett-Jackson Auction Company, LLC

●	Services Agreement dated July 1, 2022, between Barrett-Jackson Auction Company, LLC and Frankly Media LLC

Bonneville International Corp.

●	Streaming and Advertising Agreement dated September 10, 2020, between Bonneville International Corp. and Frankly Media LLC d/b/a Engine Media
●	Extension Amendment dated September 2, 2021, between Bonneville International Corp. and Frankly Media LLC
●	Extension Amendment dated December 8, 2023, between Bonneville International Corp. and Frankly Media LLC
●	Extension Amendment dated March 19, 2024, between Bonneville International Corp and Frankly Media LLC
●	Extension Amendment dated February 22, 2024, between Bonneville International Corp. and Frankly Media LLC.

Coastline Partners (Beyond TV)

●	Services Agreement dated November 16, 2022, between Coastline Partners, Inc. d/b/a BeyondTV and Frankly Media LLC
●	Service Order dated May 25, 2023, between Coastline Partners, Inc. and Frankly Media LLC.
●	Service Order dated September 22, 2023, between Coastline Partners, Inc. and Frankly Media LLC
●	Service order dated 4-1-24, between Coastline Partners, Inc. and Frankly Media LLC

Dickey Broadcasting

●	Service Order dated October 15, 2020, between Dickey Broadcasting Company and Frankly Media LLC

Filmfeed Inc.

●	Service Order – Advertising Services dated June 1, 2022, between Filmfeed, Inc. and Frankly Media LLC

Flood Communications, LLC

●	Software and Services Agreement dated June 5, 2017, between Flood Communications, LLC and Franky Media LL
●	Advertising Representation Agreement dated October 23, 2017, between Flood Communications, LLC and Frankly Media LLC
●	Website Software and Services Agreement dated December 14, 2018, between Flood Communications, LLC and Frankly Media LLC
●	Website Software and Services Agreement dated June 15, 2020, between Flood Communications, LLC and Frankly Media LLC
●	Urban Airship Subscription dated December 16, 2020, between Flood Communications, LLC and Frankly Media LLC

Folse Communications, LLC

●	Website Software and Services Agreement dated April 20, 2018, between Folse Communications, LLC and Frankly Media LLC
●	Amendment dated June 20, 2019, between Folse Communications, LLC and Frankly Media LLC
●	Amendment dated January 31, 2022, between Folse Communications and Frankly Media LLC
●	Amendment dated March 4, 2024, between Folse Communications and Frankly Media LLC

Harvard Media, Inc.

●	Services Agreement dated November 1, 2023, between Harvard Media, Inc. and Frankly Media LLC

Jukin Media, Inc.

●	Service Order dated May 14, 2020, between Jukin Media, Inc. and Frankly Media LLC

Klic.gg, Inc.

●	Service Order – Advertising Services dated February 1, 2023, between Klic.gg, Inc. and Frankly Media LLC

Lilly Broadcasting LLC

●	Value Plan Website Software and Services Agreement dated November 5, 2010, between Lilly Broadcasting LLC and Frankly Media LLC (the “WICU Agreement”)
●	Local Sales Products Agreement dated July 1, 2014, between Lilly Broadcasting, Inc. and Frankly Media LLC
●	Website Software and Services Agreement dated August 10, 2015, between KITV, Inc. and Frankly Media LLC
●	Website Software and Services Agreement dated June 28, 2016, between, Lilly and Frankly (the “WENY Agreement)
●	Subscription Agreement for Urban Airship Services dated January 12, 2017, between Lilly Broadcasting LLC and Frankly Media LLC
●	Amendment dated May 7, 2018, between Lilly Broadcasting LLC/KITV, Inc. and Frankly Media LLC

●	Subscription Agreement for Urban Airship Services dated May 23, 2018, between Lilly Broadcasting LLC and Frankly Media LLC
●	Amendment dated April 23, 2021, between Lilly Broadcasting LLC and Frankly Media LLC
●	Amendment dated March 31, 2023, between Lilly Broadcasting LLC and Frankly Media LLC

Louisiana Television Broadcasting LLC

●	Service Order – Advertising Servies dated November 15, 2019, between Louisiana Television Broadcasting LLC and Frankly Media LLC

MediaLinks TV, LLC

●	Streaming and Advertising Agreement dated August 24, 2020, between MediaLinks TV, LLC and Frankly Media LLC
●	Extension Amendment dated August 2, 2021, between MediaLinks TV and Frankly Media LLC
●	Extension Amendment dated June 1, 2022, between MediaLinks TV and Frankly Media LLC

Michanicol Media, Inc.

●	Technology Services Agreement dated February 1, 2023, between Michanicol Media, Inc. d/b/a Our Auto Expert and Frankly Media LLC

Mobile Video Tapes (American Broadcasting)

●	Advertising Services Agreement dated January 4, 2019, between Mobile Video Tapes, Inc. and Frankly Media LLC.

Morris Network, Inc.

●	Streaming and Advertising Agreement dated July 24, 2024, between Morris Network, Inc. and Frankly Media LLC d/b/a Engine Media

N&P Publishing

●	Service Order – Advertising Services dated February 1, 2023, between Mark Craycraft d/b/a N&P Publishing and Frankly Media LLC

NewsPatrol, Inc.

●	Mobile Apps License Agreement dated June 2, 2022, between NewsPatrol, Inc. and Frankly Media LLC
●	Amendment dated December 16, 2022, between NewsPatrol, Inc. and Frankly Media LLC

NewsNet LLC

●	Website Software and Services Agreement dated January 7, 2021, between NewsNet LLC and Frankly Media LLC
●	Amendment dated September 27, 2022, NewsNet LLC and Frankly Media LLC

NorCal Public Media

●	Service Order dated February 10, 2021, between NorCal Public Media and Frankly Media LLC

Northwest Broadcasting Inc.

●	Website and Software Services Agreement dated December 10, 2015, between Northwest Broadcasting Inc. and Frankly Media LLC
●	Amendment dated January 17, 2019, between Stainless Broadcasting LLC d/b/a WICZ and Frankly Media LLC

Otter Creek Productions, LLC

●	Statement of Work dated August 19, 2020, between Otter Creek Productions, LLC and Frankly Media LLC
●	Statement of Work dated August 15, 2021, between Otter Creek Productions, LLC and Frankly Media LLC

Pluff Mud Productions, LLC

●	Services Agreement dated October 1, 2022, between Pluff Mud Productions, LLC and Frankly Media LLC

Rapid Broadcasting Co.

●	Streaming and Advertising Agreement dated July 31, 2020, between Rapid Broadcasting Co. and Frankly Media LLC

Rural Media Group, Inc.

●	Service Order dated October 1, 2022, between Rural Media Group, Inc. and Frankly Media LLC

Tropical Productions, Inc.

●	Platform License Agreement dated March 26, 2009, between Tropical Productions, Inc. and Gannaway Web Holdings, LLC
●	Amendment dated February 20, 2015, between Tropical Productions, Inc. and Gannaway Web Holdings, LLC
●	Amendment dated July 14, 2016, between Tropical Productions, Inc. and Frankly Media LLC
●	Urban Airship Subscription Agreement dated January 17, 2017, between Tropical Productions, Inc. and Frankly Media LLC
●	Amendment dated July 27, 2018, between Pacific Telestations, Inc. and Frankly Media LLC
●	Amendment dated January 1, 2024, between Pacific Telestations, Inc. and Frankly Media LLC

UNIV Limited

●	Advertising Services Agreement (1Spot) dated February 1, 2022, between Univ Limited and Frankly Media LLC
●	Advertising Services Agreement (Aristegui) dated March 1, 2022, between Univ Limited and Frankly Media LLC
●	Advertising Services Agreement (Novelisima) dated April 1, 2022, between Univ Limited and Frankly Media LLC
●	Advertising Services Agreement (Venevision) dated August 1, 2023, between Univ Limited and Frankly Media LLC

Vindicator

●	Affiliation Agreement dated May 8, 2006, between NPM, Inc. and Gannaway Web Holdings, LLC
●	Amendment dated June 29, 2009, between NPM, Inc. and Gannaway Web Holdings, LLC
●	Amendment dated November 19, 2012, between Vindicator Printing Company and Gannaway Web Holdings, LLC
●	Amendment dated July 7, 2015 between NPM, Inc. and Gannaway Web Holdings, LLC
●	Amendment dated April 1, 2017, between WFMJ Television, Inc. and Frankly Media LLC
●	Amendment dated September 15, 2017, between WFMJ Television, Inc. and Frankly Media LLC

●	Service Order dated August 15, 2019, between NPM, Inc. and Frankly Media LLC
●	Amendment dated November 30, 2020, between NPM, Inc. and Frankly Media LLC
●	Amendment dated September 9, 2021, NPM, Inc. and Frankly Media LLC
●	Amendment dated December 1, 2022, between NPM, Inc. and Frankly Media LLC

Zazoom LLC

●	Master Services Agreement dated April 1, 2019, between Zazoom, LLC and Vemba Corporation
●	Amendment dated August 25, 2023, between Zazoom, LLC and Frankly Media LLC

Current Vendors and Contracts:

Amazon Web Service	Parent Account # 899480002385, Sub-accounts: 914940135333 (Vemba), 566173680289 (“Vendor Admin” test account), 185341518231 (Secure Mode Testing account)
Atlassian (Bitbucket)	Code Repositories
AWS Elemental	Video Encoder Annual Maintenance/Support: One Encoder (WFMJ)
Bridge Digital	Video Encoders Hardware Support: One Elemental Encoder + EML Encoder Hardware Support
Cloudflare, Inc.	CDN
Content Engine	Voice. Apps (Alexa)
DataBank Holdings	SLC Data Center
DATADOG, INC.	System monitoring and alerting
DIGITALOCEAN.COM	Mobile Apps/OTT config system
DOCKER	hosting for docker images for software builds
F5 NETWORK	license for data center F5 network switch software
GitHub	Code Repositories
GOOGLE *CLOUD	BigData / Analytics / Data Studio
HEROKU	Hosting
IBM	Weather Data
IFRAMELY.COM	Used for social/embeds in product
Megaport (USA) Inc.	Direct network connect between Databank and AWS
MONGODBCLOUD	Database hosting
OneSignal	Mobile App Push Notifications
OPENVPN SUBSCRIPTION	VPN Connectivity for data center / AWS
OPSGENIE	Oncall system
Pingdom (Solarwinds)	Monitoring
STATUSCAST	Issue Notification Platform
TEAMVIEW	Remote Access software for Encoders
TRAVIS-CI.COM	Build/Deploy system
Urban Airship	Mobile App Push Notifications